UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2004

HESKA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1613 Prospect Parkway
Fort Collins, Colorado 80525

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (970) 493-7272

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        On November 15, 2004, Heska Corporation announced its financial results for the fiscal quarter ended September 30, 2004 and certain other information. A copy of the press release announcing these financial results and certain other information is attached heretro as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

       (c)        Exhibits.

                    The following exhibit is furnished with this report on Form 8-K:

                    99.1      Press Release dated November 15, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation
Dated: November 15, 2004	By: /s/Jason A. Napolitano JASON A. NAPOLITANO Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     Exhibit Number                                                    Description

           99.1                           Press Release dated November 15, 2004